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                              -------------------
                                     T H E
                              -------------------
                                    R. O. C.
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                                  TAIWAN FUND
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                                QUARTERLY REPORT


                                September 30, 199










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Dear Stockholders:

The net asset value per share (NAV) of The R.O.C. Taiwan Fund declined 4.6% in the third quarter, less than the 10.3% fall in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar appreciated 1.6% against the U.S. dollar.

Affected by three major developments, the market was highly volatile in the third quarter. The period started off on a resilient note as investors shook off measures by the authorities to cool down a buying frenzy that helped lift the TAIEX 16% in June. Rising tensions with China succeeded only too well, however, in casting a chill on the market after Taiwan President Lee Teng-hui's attempt in mid-July to redefine the cross-strait relationship. China's saber-rattling peaked in early August when it temporarily seized a Taiwan cargo ship. By that time, the TAIEX had dropped more than 20% from its third quarter high on July 5.

After tensions with China moderated, the second major development came in mid-August. Morgan Stanley Capital International announced an increase from 50% to 100% in Taiwan's weighting in its indices -- widely used by international institutional investors in allocating assets and as performance yardsticks. This was sufficient to spark a rally. Rising chip prices, especially of DRAMs, were also boosting investor optimism about earnings of Taiwan's sizable semiconductor industry. By early September, the TAIEX had regained almost all of what it had lost since the beginning of the third quarter.

The market was unable to hold on to these gains, however, mainly because of the third

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event that was truly cataclysmic. A 7.6 magnitude earthquake struck Taiwan in September, causing widespread electrical power outages that disrupted industrial production for more than a week in much of the island. It also led authorities to close the market for several days. After reopening, the TAIEX fell on most of the remaining days of the period on investor concern about the widespread property loss and the quake's overall effects on the economy.

Notwithstanding the tragic number of deaths and devastation resulting from the earthquake and thousands of aftershocks, Taiwan's economy has proved quite resilient. The quake was centered in a fairly remote mountainous area away from major industrial and urban centers. Most factories recovered swiftly and were running at or near full capacity within a week or two.

Exports -- the equivalent of about 40% of gross national product -- even managed to eke out a small increase in September, despite the disruptions, and grew almost 8% in the third quarter. In fact, foreign demand continues to fuel the economy. After expanding 5.4% in the first half of the year, economic growth in the third quarter may not have reached the 5.9% rate forecast by the government prior to the earthquake. Still, we are confident that 1999 growth will range from 5.0%-5.5%, and rebuilding efforts will help propel the economy well into next year.

The rapid recovery from the earthquake bodes well for Taiwan over the next six months. Export growth will quicken in the fourth quarter to make up for the recent disruption. In addition, this period is usually the peak season for major industries. These factors, along with increased


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government outlays for reconstruction, should provide a good environment for the stock market. Some of these same elements, especially accelerating public spending, will also continue into the first quarter of next year. Plus, Taiwan's technology companies -- which traditionally face a slowdown in business at the beginning of a new year -- are expected to do reasonably well because of pent-up demand following the end of worries over "Y2K" computer issues. As a result, any uncertainty over Taiwan's presidential election in March of next year will be at least partially offset by fundamentals that will be even stronger than in the fourth quarter of 1999.

We are grateful for your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.


                                  Respectfully submitted,



                                  Michael Ding
                                  President


October 27, 1999



 Portfolio Highlights
 Three Months Ended September 30, 1999

 Key Statistics

Change in N.A.V. ($9.36 to $8.93)       - $0.43
-----------------------------------------------
Total Net Assets                 $292.0 Million


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  Security Classification
                                            Value
Percent of Net Assets                       (000)
------------------------                   ------

Common Stocks                  92.06%      268,775

Short-term Investments          7.93        23,142
                              ------        ------
Other Assets Less Liabilities   0.01%           37

Total Investments              99.99%      291,917

NET ASSETS                    100.00%     $291,954
------------------------      ------        ------
  Ten Largest Holdings
                                        Percent of
Company                                 Net Assets
------------------------                ----------

United World Chinese Commercial Bank         5.19%

Taiwan Semiconductor Manufacturing Co.       5.02

United Microelectronics Corp.                4.82

Taiwan Styrene Monomer Corp.                 4.62

Chung Hwa Pulp Corp.                         4.30

Siliconware Precision Industries Co., Ltd.   3.60

Yageo Corp.                                  3.46

Union Petrochemical Corp.                    3.39

Hon Hai Precision Industry Co., Ltd.         3.25

Acer Peripherals, Inc.                       3.02

  Industry Diversification
                                        Percent of
                                        Net Assets
------------------------                ----------

Electronics                                 20.21%

Plastics                                    17.32

Semiconductors                              12.52

Textiles                                     7.35

Banking                                      7.05

Computers & Office Equipment                 5.94

Paper                                        5.28

Other Financials                             3.54

Transportation                               2.45

Chemical                                     1.71


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THE R.O.C. TAIWAN FUND

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President and Chief Executive Officer
Daniel Chiang, Trustee
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

TRANSFER AGENT, PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523

U.S. ADMINISTRATOR:
Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018 U.S.A.
Telephone: (212) 688-6840

U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.